EXHIBIT 10b

                              ASSET PURCHASE AGREEMENT

This is an Agreement made and entered into on the 30 day of September, 1998 by and between Able Laboratories, Inc., a Delaware corporation, doing business as N/A, with its principal place of business at 6-Hollywood Court-South Plainfield-N.J.07080 ("Seller") and TRIPLE L, LTD., an Illinois corporation, located at 60 Revere Drive, Suite 840 Northbrook, Illinois ("Buyer").

         WHEREAS, Seller desires to sell and Buyer desires to buy certain assets of Seller's business in South Plainfield N.J., and hereinafter described.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed by and between the parties as follows:

         1. Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

                (a) Seller is a corporation duly organized and existing and in good standing under the laws of the State of Delaware, and is duly authorized to carry on its business and to own its properties as and in the place in South Plainfield N.J. where such properties are now owned and operated.

                (b) Seller has good and marketable title to all of the Assets to be conveyed, transferred and assigned to Buyer pursuant to this Agreement, subject to no mortgage, conditional sales agreement, charge, lien or encumbrance.

                (c) Seller has filed all federal, state and local governmental tax returns required by it to be filed in accordance with the provisions of law pertaining thereto and has paid all taxes and assessments (including, without limitation of the foregoing, income, excise, unemployment, social security, occupation, franchise, property, and import taxes, duties or charges and all penalties and interest in respect thereto) required by Seller to have been paid to date, as all of such returns and payments pertain to the ownership of Assets and the operation of business at Seller's location in South Plainfield-N.J.

                (d) There are no legal, quasijudicial or administrative actions, suits or proceedings of any kind or nature now pending or, to the knowledge of Seller, threatened before any court or administrative body in any manner involving the Seller (including, but not by way of limitation, any pending or threatened charges for unfair labor practices) or any of its properties or shares of capital stock, or which may adversely affect the power or authority of Seller to carry out the transactions to be performed by Seller hereunder.

                (e)With respect to the ownership and operation of its business at South Plainfield, N.J., Seller is not a party to any of the following agreements, written or oral, which would give rise to liability on the part of Buyer or result in a Lien, charge or encumbrance against the Assets: (i) any contract not made in the ordinary course of business, (ii) any employment contract which is not terminable without cost or other liability to Seller, or any successor, (iii) any contract with any labor union, (iv) any bonus, pension, profit sharing, retirement, share purchase, hospitalization insurance or similar plan providing employee benefits, (v) any lease with respect to any property, real or personal, whether as lessor or lessee, (vi) any advertising contract or contract for public relations services, (vii) any continuing contract for the purchase of materials, supplies or equipment, (viii) any sales and service, distributorship, agency, or franchise contracts, or (ix) any contract continuing for a period of more than thirty (30) days or which is not terminable without cost or other liability to Seller or its successors.

                (f) With respect to the ownership and operation of its business at South Plainfield N.J., Seller has, in all respects, performed all obligations required to be performed by it to date and is not in default in any respect under any of the contracts, agreements, leases or other documents to be assigned to Buyer and has made all pension, profit sharing, welfare and other contributions called for by the terms of any agreement or plan to which it is a party (and as of the Closing Date will have made all such contributions accruing prior to such Closing Date.)

                (g) The consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a breach or default under, any provision of the law, any order of any court or other agency of government, known to and binding upon Seller, the charter or bylaws of Seller or any note, debenture, mortgage, loan agreement or other instrument to which Seller is a party, or by which it is bound or will result in the creation or imposition of any lien, charge or encumbrance of. any kind whatsoever on the assets to be transferred to Buyer pursuant to this Agreement.

                (h) Seller has not entered into or committed itself, orally or in writing, to any purchase, sales or other commitments, not in the ordinary course of business, or to any sales warranty policies or customer claims policies which, upon closing of these transactions, would be binding upon Buyer or which could result in a lien, charge or encumbrance of any kind whatsoever on the Assets following Closing.

                (i) At the Closing Date, Seller will have all necessary federal, stare or local licenses, permits and authorizations for the use of its facilities at its place of business South Plainfield N.J., and is, and at all times to and including the Closing Date, will be in full compliance won the terms thereof.

                (j) The Board of Directors of Seller have approved this Agreement and the transactions contemplated herein and have authorized the execution and delivery hereof by Seller.

         2. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

                (a) Buyer is a corporation ("Corporation") and is duly organized, validly existing and in good standing under the laws of the State of Illinois and has full power and authority to enter into this Agreement and perform the transactions contemplated herein. The Corporation is duly qualified to do business in the State of New Jersey.

                (b) This Agreement shall be, when duly executed and delivered, a legal and binding obligation of Buyer and the Corporation, enforceable in accordance with its terms.

                (c) No representation or warranty by Buyer in this Agreement contains or will contain any untrue statement or omits or will omit to state a material fact necessary to make the statements contained herein not misleading. All representations and warranties made by Buyer in this Agreement shall be true and correct as of Closing with the same force and effect as if they had been made on and as of such date.

                (d) To the best of Buyer's knowledge, neither Buyer nor any officer, director, affiliate, or controlling person of Seller has committed any violation, or been in any way in contravention, of any law, rule or regulation governing transactions in securities, in connection with the transactions herein.

                (e) Buyer has formed his own opinion as to the value of Seller's Assets being purchased hereunder. The parties agree that Sellers warranties include only the express written warranties that are contained in this Agreement. Any other express warranties, oral or written, not contained in this Agreement are of no force and effect Seller hereby disclaims all implied warranties, including without limitation, implied warranties of merchantability and of fitness for special or ordinary uses or purposes. The parties acknowledge that Buyer has inspected such Assets to the full extent of Buyer's desire, and Seller has given Buyer ample opportunity to conduct such inspections. Seller's Assets being purchased hereunder, except as expressly warranted or represented herein, are purchased "As Is" and "With All Faults." Seller warrants that all motor vehicles, machinery and equipment being sold pursuant hereto shall be in operating condition at the time of Closing.

                (f) No actions or proceedings are pending or to Buyer's best knowledge, threatened before any court, administrative authority, or other authority that might materially or adversely affect Buyer's ability or right to perform all of his obligations hereunder.

                (g) Buyer will have sufficient funds necessary to enable him to meet his cash obligations under this Agreement.

         3. Covenants of Seller. Seller represents and covenants to Buyer that during the pending completion of the sale of the Assets contemplated hereby and as of Closing that:

                (a) Each and every covenant, representation and warranty set forth in Paragraphs 1 and 3 hereof shall be true and correct.

                (b) Seller will maintain itself at all times up to and including the Closing Date as a duly organized corporation in good standing under the laws of the State of Delaware.

                (c) Seller will afford Buyer, his representatives, agents and employees, at all reasonable times, access and facilities to use, with respect to all of the assets of Seller and its books, files, records and insurance policies as they relate to the assets for the purpose of audit, inspection and examination thereof, and will do everything reasonably necessary to enable Buyer to make a complete examination of the Assets of Seller and the condition thereof. All information so obtained by Buyer and his representatives, agents and employees shall be kept confidential.

                (d) Other than in favor of Buyer, Seller will not further mortgage, pledge or subject to lien or other encumbrance any of the Assets.

                (e) Seller will not dispose of any of the Assets subject to the terms of this agreement or in anywise obligate itself to do so except as may be expressly provided by the terms of this Agreement.

                (f) Seller will keep all of its insurable Assets insured in accordance with its present practice, and it will maintain, preserve and keep all improvements on its property and all equipment, furniture, fixtures and other personal property constituting a part of the Assets in a good condition and state of repair, reasonable wear and tear or damage or loss by fire, storm or other casualty loss excepted.

         4. Covenants of Buyer. Buyer represents and covenants to Seller that during the

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pending completion of the sale of the Assets contemplated hereby and as of
Closing that:

                (a) Each and every covenant, representation and warranty set forth in Paragraphs 2 and 4 hereof shall be true and correct.

                (b) Buyer shall have performed and complied with all its terms, agreements and conditions under this Agreement on or before Closing.

         5. Representations. Warranties and Covenants True as of Closing Date. All of the representations, warranties and covenants herein contained in Paragraphs 1 through 4 hereof shall be true and correct and shall not have been breached on and as of the Closing Date as though made on and as of said Closing Date, and all such representations, warranties and covenants shall survive the Closing Date.

         6. Transfer and Pricing of Assets to be Sold. Seller shall sell and Buyer shall buy the equipment described of Exhibit "B" attached hereto ("Assets"). The price to be paid for all said Assets is Four Hundred and Sixty-Two Thousand Dollars ($462,000) Seller shall transfer and deliver marketable tide to such Assets by appropriate Bill of Sale, free and clear of all mortgages, Liens and security interests therein. The purchase price shall be paid by Buyer on the Closing Date.

         7. Payment of Seller's Obligations. This is an asset purchase only. Buyer is not assuming or agreeing to pay any of Seller's debts or obligations whatsoever. Seller agrees to pay any debts or liabilities which could result in the attachment, after Closing, of any lien or encumbrance to the Assets, and to indemnify and hold Buyer harmless from any liabilities whatsoever arising out of any of Seller's debts or obligations.

         8. Lease. Subsequent to this Agreement, Buyer and Seller shall enter into an Equipment Lease Agreement in the form attached as Exhibit "B", which shall provide for monthly rental of the Assets described in Exhibit "At" from Buyer to Seller. During the term of the Lease, taxes, insurance, repairs and maintenance on the Assets shall be paid by the Seller. At the end of the lease term, Seller shall have the option to repurchase the Assets for cash in

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an amount established by such Equipment Lease Agreement.

         9. Brokers. Seller and Buyer each represent and warrant to the other that each party will be solely responsible to any person employed by it for any broker's, finder's or similar fees incident to this sale, and will indemnify and hold harmless the other foam such fees.

         10. Closing Date. The Closing Date, as used herein, shall 10/2/98 or on such other date as may be mutually agreeable to the parties. Closing shall occur at such place as shall be mutually agreed upon by the parties. Prior to the Closing Date, Seller will permit Buyer and its representatives access to all Seller's records related to its business and to the premises for physical inspection of the Assets to be sold. For purposes of this Agreement, the "Closing Date" means the day on which the purchase prices are paid and the Bills of Sale and other transfer documents are executed and delivered.

         11. Conditions Precedent to Seller's Obligations. Seller's obligations to complete the Closing hereunder are, at its option, subject to the following conditions:

                (a) All Buyer's representations and warranties contained in this Agreement shall be true in all material respects as of and at the Closing.

                (b) Buyer shall have performed and complied with all its agreements, terms, and conditions under this Agreement on or before the Closing.

                (c) Buyer shall have delivered to Seller true copies current UCC searches of documents filed in the office of Secretary of State of New Jersey on Seller or its Assets.

         12. Conditions Precedent to Buyer's Obligations. Payment of the purchase prices stated in this Agreement shall be conditioned upon their calculation under the provisions of this Agreement and upon accomplishment of the following conditions precedent, it being understood that Seller shall do everything reasonably within its power to cause such conditions to be accomplished:

                (a) On the Closing Date:

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                   (i) Seller shall have reasonably satisfied Buyer that all
Assets transferred hereunder are in as good condition, reasonable wear and tear excepted, as when inventoried and the prices for such items established, or, if not in such condition, have been removed from the premises to be transferred hereunder and the puce reduced accordingly. The Assets shall be transferred without any other warranties, express or implied, except warranty of title.

                   (ii) Seller shall execute in favor of Buyer or the Corporation Bills of Sale, effective under the laws of New Jersey, Delaware for all Assets to be transferred by Seller hereunder, other documents of transfer of title, and any other documents necessary or desirable in the opinion of Buyer's counsel in connection with the transfer, which documents shall warrant title to Buyer and shall in all respect be in such form as may be reasonably requited by Buyer or its counsel.

                   (iii) All actions, proceedings, instruments and documents required to carry out this Agreement or incident thereto, and all other legal matters, shall have been approved by counsel for Buyer, it being understood that such approval shall not be unreasonably withheld.

                (b) On or before Closing Date:

                   (i) Seller shall have furnished to Buyer evidence to the reasonable satisfaction of Buyer and his counsel of ownership by Seller of the Assets to be transferred by Seller, free of any mortgage, conditional sales agreement, charge, lien, encumbrance or security interest.

                   (ii) Buyer shall not have discovered any material error, misstatement or omission in any of the representations or warranties made by Seller herein. In the event that any of the conditions hereinabove set forth shall not have been fulfilled on or before the Closing Date, Buyer shall have the right at his option to rescind this Agreement.

         13. Bulk Sales Law. The parties hereby waive Seller's compliance with the provisions of the Delaware New Jersey Uniform Commercial Code-Bulk Transfers. Seller shall hold a sufficient amount of the net cash proceeds in trust to pay all its creditors as and when their claims come due, and hold and save Buyer harmless any loss, damage or expense, including reasonable attorneys, fees and court costs, incurred by Buyer as a result of or attributable to the parties' failure to comply with such provisions.

         14. Expenses of Transaction. Whether or not the transaction contemplated hereby is consummated, except as otherwise specifically provided in this Agreement, each party shall pay its own expenses incident to the preparation of this Agreement, or for carrying this Agreement into effect and consummating the transactions hereby contemplated.

         15. Waiver. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or any subsequent breach thereof.

         16. Notices. Any notice, communication, request, reply or advice (hereinafter severally and collectively, for convenience, called "Notice") in this Agreement provided or permitted to be given, made or accepted by either party to the other must be in writing and may, unless otherwise in this Agreement expressly provided, be given or be served by depositing the same in the United States mail, postage paid, and registered or certified, and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by prepaid telegram, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective, unless otherwise stated in this Agreement, from and after the date it is so deposited. Notice given in any ocher manner shall be effective only if and when received by the party to be nodded. For purposes of notice, the addresses of the parties shall be as follows:

         If to Seller to:        ABLE Laboratories, Inc.
                                 6-Hollywood Court
                                 South Plainfield, N.J. 07080

         With a Copy to:         Indu A. Muni-President

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           If to Buyer to:             TRIPLE L, LTD.
                                       60 Revere Drive, Suite 800
                                       Northbrook, Illinois 60062

           With a Copy to:             Vee Lacroix-President


         17. Entire Agreement.

                (a) This Agreement is the entire agreement between the parties and supersedes all prior and contemporaneous agreements and understandings of the parties.

                (b) This Agreement shall be construed and enforced in accordance with Illinois law.

         18. Section and Other Headings. Section and other headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

         19. Time: Time is of the essence of this Agreement.

  IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

  Witness: _____________________         ABLE LABORATORIES, INC.


                                         By:_____________________________

                                         Its______________________________


                                         TRIPLE L, LTD.

                                         By:______________________________

                                         Its______________________________

                                   EXHIBIT "B"
                            EQUIPMENT LEASE AGREEMENT
                            -------------------------


         Equipment Lease Agreement made this October 1, 1998, between TRIPLE L, LTD. an Illinois corporation, whose address is 60 Revere Drive, Northbrook, Illinois 60062, herein referred to as "Lessor", and Able Laboratories,/NC a Delaware corporation, doing business as N/A, with its principal place of business at 6-Hollywood Court-South Plainfield N.J., herein referred to as Lessee.

         For the consideration set forth herein, or hereby leases to Lessee, and Lessee hires from Lessor, the items of equipment and personal property described in Exhibit "A" attached hereto and incorporated herein by reference, hereafter referred to as "Equipment", at such rate of rental and for such periods of time as are stated in this Lease Agreement subject to the following terms and conditions:


                                   SECTION ONE
                                   -----------
                             TERM OF LEASE AND RENT
                             ----------------------

         A. Term. The term of this Lease shall be for a period of ____________________ months, commencing on the _______________ and concluding on the ____________.

         B. Rent. Lessee shall pay to Lessor for the term of this Lease total rent in the amount of _____________________ Dollars in lawful money of the United States payable in monthly installments of ________________ Dollars in advance upon the _____________ day of each and every calendar month beginning ________ and concluding _________.

         Lessee shall pay any and all amounts to which the Lessor is entitled by reason of this Lease by check or cash payable and addressed to Triple L., Ltd., 60 Revere Drive, Suite 840, Northbrook, Illinois 60062, or such other place as may be designated in writing by the Lessor and delivered to the Lessee.



                                   SECTION TWO
                                   -----------
                           LESSOR'S SALE OF EQUIPMENT
                           --------------------------

         As of this date, the Lessor owns the Equipment identified in the attached Exhibit "A".




                                  SECTION THREE
                                  -------------
                              LOCATION OF EQUIPMENT
                              ---------------------

As of this date, the Equipment owned by Lessor is located at 6-Hollywood Court, South Plainfield N.J. 07080. Such Equipment shall not be removed from that location without Lessor's prior consent.

                                  SECTION FOUR
                                  ------------
                         CARE AND OPERATION OF EQUIPMENT
                         -------------------------------

Lessee shall use the Equipment in a careful and proper manner and shall comply with all laws, ordinances, and regulations relating to the possession, use, or maintenance of the Equipment and shall insure that the Equipment is not subjected to careless or needless rough usage.

                                  SECTION FIVE
                                  ------------
                           IDENTIFICATION OF EQUIPMENT
                           ---------------------------

         If at any time Lessor supplies Lessee with labels, plates, or other markings stating that the property is owned by Lessor, Lessee shall affix and keep the same in a prominent place on the Equipment. Lessee shall not alter, disfigure, or cover up any marks of identification displayed on the Equipment.



                                   SECTION SIX
                                   -----------
                                   ALTERATIONS
                                   -----------

         Lessee agrees that it will make no alterations in the Equipment without obtaining prior written permission from Lessor. All additions to and improvements of the Equipment of any kind shall immediately become the property of Lessor and subject to the terms of this Lease.



                                  SECTION SEVEN
                                  -------------
                             MAINTENANCE AND REPAIR
                             ----------------------

         Lessee agrees to keep the Equipment in good repair and operating condition, allowing for reasonable wear and tear. Lessee agrees to pay all expenses of maintaining and repairing Equipment, and to furnish necessary supplies, including all wear parts, maintenance parts and replacement parts to operate the Equipment. Expenses of repair shall include labor, material, parts and similar items.

                                  SECTION EIGHT
                                  -------------
                          LESSOR'S RIGHT OF INSPECTION
                          ----------------------------

         Lessor shall have the right at any time to enter the premises occupied by the Equipment and shall be given free access thereto and afforded necessary facilities for the purpose of inspection.

                                  SECTION NINE
                                  ------------
                               RETURN OF EQUIPMENT
                               -------------------

         On expiration of the rental term specified herein, Lessee agrees to deliver at its own expense the said Equipment in good condition, ordinary wear and tear resulting from proper use thereof alone accepted, and free and clear of encumbrances, at 60 Revere Drive, Suite 840, Northbrook, Illinois 60062, or to such other location as Lessor may designate that does not increase the cost of delivery.

                                   SECTION TEN
                                   -----------
                           LESSEE'S OPTION TO PURCHASE
                           ---------------------------

         Commencing November 1998, Lessee, if not in default in any obligation hereunder, is hereby granted the option to purchase the Equipment at any time during the remaining term of this Lease by tendering to Lessor the appropriate rental balance established in the attached Exhibit "B", together with a sum equal to any new or applicable unpaid sales and use taxes. Lessee agrees to provide notice to Lessor of its intention to purchase the Equipment at least thirty (30) days prior to its exercise of the option contained herein.

                                 SECTION ELEVEN
                                 --------------
                             ACCEPTANCE OF EQUIPMENT
                             -----------------------

         Lessee has inspected the Equipment and is fully aware of its condition and as such is leasing the Equipment AS IS, WHERE IS.



                                 SECTION TWELVE
                                 --------------
                             RISK OF LOSS OR DAMAGES
                             -----------------------

         Lessee hereby assumes all risks of loss of and damage to the Equipment from any cause, and agrees to maintain it during the term of the Lease in as good condition as when the Lease commenced, normal wear and tear accepted. No loss of or damage to the Equipment shall impair any obligation of Lessee under this Lease, and all such obligations shall continue in full force and effect until otherwise discharged.


                                SECTION THIRTEEN
                                ----------------
                     INDEMNITY OF LESSOR FOR LOSS OR DAMAGE.
                     ---------------------------------------

         In the event of loss of or damage to the Equipment, Lessee shall:

                (a) Place the same in good repair, or

                (b) Replace the same with like equipment in good repair, which equipment shall thereupon become the property of Lessor and subject to this Lease.

                                SECTION FOURTEEN
                                ----------------
                  LIABILITY AND INDEMNITY FOR PERSONAL INJURIES
                  ---------------------------------------------

         The Lessee acknowledges that the leased Equipment has been purchased by the Lessor in accordance with the specific specifications required by the Lessee. The Lessee agrees to indemnify and hold the Lessor harmless against all claims, liabilities, losses or damages arising out of injuries to persons, including injures to employees of the Lessee, or arising out of injuries to property incident to or related to the possession, use, operation, maintenance or repair, installation or removal or any other activity in any way related to the leased Equipment. Specifically, but not by way of limitation, the Lessee agrees to indemnify and hold the Lessor harmless from any third party claims asserted against the Lessor by any employee or any members of the employee's family or his estate as a result of any injury for which the employee, his estate or members of his family received or may be entitled to receive Workers' Compensation benefits, whether or not such injury arose out of defective material or negligent workmanship or any other defect in the leased Equipment or out of any act or omission of the Lessor or any agent or employee of the Lessor.



                                 SECTION FIFTEEN
                                 ---------------
                      LESSOR'S AND LESSEE'S DUTY TO INSURE
                      ------------------------------------

         Lessee shall at all times keep the Equipment insured in the amount of at least eighty percent (80%) of its replacement cost, and Lessee shall maintain a personal liability insurance policy naming the Lessor and Lessee as insured parties in an amount determined by Lessor. Such insurance shall be in the form and with companies approved by Lessor.

                                 SECTION SIXTEEN
                                 ---------------
                                 TAXES AND FEES
                                 --------------

         Lessee shall pay all taxes (including personal property taxes), assessments, and license and registration fees on said Equipment during the term of the Lease, and furnish to Lessor satisfactory proof that such payment has been made before such taxes, assessments, or fees become delinquent.

                                SECTION SEVENTEEN
                                -----------------
                          EVENTS CONSTITUTING DEFAULTS
                          ----------------------------

         The following events constitute defaults which shall allow Lessor to exercise its rights to terminate this lease as provided herein:

         (a) The non-payment by Lessee for a period of thirty (30) days of any sum required hereunder to be paid by Lessee;

         (b) The non-performance by Lessee of any other covenant or condition of this Lease which is not cured within thirty (30) days after notice thereof from Lessor,

         (c) Any affirmative act of insolvency by Lessee, or the filing by Lessee of any petition under any bankruptcy, reorganization, insolvency, or moratorium law, or any law for the relief of, or relating to, debtors;

         (d) The filing of any involuntary petition under any bankruptcy statute against Lessee, or the appointment of any receiver or trustee to take possession of the property of Lessee, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within ten (10) days;

         (e) The subjection of any of Lessee's property to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency.

                                SECTION EIGHTEEN
                                ----------------
                        LESSOR'S RIGHT TO PREVENT DEFAULT
                        ---------------------------------

         Should Lessee fail to make any payment or do any act as herein provided, then Lessor shall have the right, but not the obligation, without notice to or demand on Lessee, and without releasing Lessee from any obligation hereunder, to make or do the same, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the judgment of Lessor appears to affect the Equipment, and in exercising any such rights, incur any liability and expend whatever amounts in its reasonable discretion it may deem necessary therefor. All expenses so incurred by Lessor shall be without demand immediately due and payable by Lessee.

                                SECTION NINETEEN
                                ----------------
                          LESSOR'S RIGHTS UPON DEFAULT
                          ----------------------------

         On the occurrence of any of the events defined herein in this Lease constituting defaults, Lessor may without notice to or demand on Lessee:

         (a) Take possession of the Equipment and lease the same or any portion thereof, for such period and such rental, and to such persons, as Lessor shall elect, and apply the proceeds of any such renting, after deducting all costs and expenses incurred in connection with the recovery, repair, storage, and renting of the Equipment, in payment of the rent and other obligations due from Lessee to Lessor hereunder, Lessee remaining responsible for any deficiency.

         (b) Take possession of the Equipment and sell at public or private sale without demand or notice of intention to sell, and apply the proceeds of any such sale, after deducting all costs and expenses incurred in connection with the recovery, repair, storage, and sale of the Equipment and any rentals and other obligations then due hereunder, against the remaining rental due under the terms of this Lease. If the proceeds, after the permitted deductions, are less than the remaining rental due under the terms of this Lease, Lessee shall immediately pay Lessor the difference.


                                 SECTION TWENTY
                                 --------------
                               EXCLUSIVE FACTORING
                               -------------------

          Concurrently with the execution of this Lease, Lessee agrees to execute an Accounts Receivable Purchase Agreement with Security Agreement (the "Accounts Receivable Purchase Agreement") in substantially the form attached hereto as Exhibit "C", pursuant to which Accounts Receivable Purchase Agreement, Lessee agrees to sell accounts receivable generated from Lessee's customers exclusively to Lessor during the term of this Lease on the tams set forth therein.



                               SECTION TWENTY-ONE
                               ------------------
                                RENTAL DEDUCTIONS
                                -----------------

         In the event Lessee defaults in the payment of any charges, fees or rents as may be due and owing to Lessor under this Lease, Lessor may deduct such charges, fees or rents from the amounts due to Lessee under the Accounts Receivable Purchase Agreement, including payments of advance or contingent reserve as those terms are defined in such Accounts Receivable Purchase Agreement.

                               SECTION TWENTY-TWO
                               ------------------
                                  CHOICE OF LAW
                                  -------------

         This Lease shall be governed by and construed under the laws of the State of Illinois.

                              SECTION TWENTY-THREE
                              --------------------
                             OWNERSHIP OF EQUIPMENT
                             ----------------------

         Title to the Equipment shall at all times remain in Lessor unless transferred to Lessee by sale and Lessee shall have only the right to retain the possession of said Equipment pursuant to the conditions hereof. Lessee shall give Lessor immediate notice of any claim, levy, lien or legal process issued against the Equipment.

                               SECTION TWENTY-FOUR
                               -------------------
                        LIMITATION OF EFFECTS OF WAIVERS
                        --------------------------------

         No delay or omission to exercise any right, power, or remedy accruing to Lessor on any breach or default by Lessee under this Lease will impair any such right, power or remedy of Lessor, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of Lessor of any term, provisions condition, or covenant of this Lease, must be in writing, and will be effective only to the extent in such writing specifically set forth. All remedies, either under this Lease or by law, or otherwise afforded to Lessor, will be cumulative and not alternative.

                               SECTION TWENTY-FIVE
                               -------------------
                                   ASSIGNMENT
                                   ----------

         Lessee shall not assign this Lease or any interest in said Lease or Equipment, without Lessor's written consent. Lessee shall not sublet the Equipment herein, without Lessor's written consent.

         Lessor may assign this Lease or any rights thereunder without Lessee's consent; but Lessor shall not because of the assignment be excused from performing any of its obligations and duties hereunder.



                               SECTION TWENTY-SIX
                               ------------------
                   LEASE APPLICABLE TO SUCCESSORS AND ASSIGNS
                   ------------------------------------------

         Lessor and Lessee agree that the rights and obligations under this Lease shall inure to and be binding on their respective successors and assigns, subject, however, to the provisions of Section Twenty-Five limiting assignment by Lessee.



                              SECTION TWENTY-SEVEN
                              --------------------
                                 ATTORNEY'S FEES
                                 ---------------

         In the event that Triple L, Ltd. is successful in any action against Lessee in relation to this Lease, the Lessee shall pay to Triple L, Ltd. in addition to all other sums that Lessee may be called upon to pay, Triple L, Ltd. actual attorney's fees.

                              SECTION TWENTY-EIGHT
                              --------------------
                                  SEVERABILITY
                                  ------------

         This Lease embodies the entire agreement between the parties. It may not be modified or terminated accept as provided herein or by other written agreement. If any provision herein is invalid, it shall be considered deleted herefrom and shall not invalidate the remaining provisions.



                               SECTION TWENTY-NINE
                               -------------------
                               EXECUTION OF LEASE
                               ------------------

         This Lease is not binding until executed by a proper officer of Lessor at its offices in N/A, Illinois, and until the receipt and acceptance thereby of the initial monthly rental fee provided for hereunder.



                                 SECTION THIRTY
                                 --------------
                              TERMINATION OF LEASE
                              --------------------


         Unless otherwise terminated. this Lease will continue in force until the Equipment specified herein has been ultimately disposed of by return to Lessor, and until all of the obligations of the parties hereto have been discharged.

                               SECTION THIRTY-ONE
                               ------------------
                                   WARRANTIES
                                   ----------

         LESSOR MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTERS WHATSOEVER, INCLUDING, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE CONDITION OF THE EQUIPMENT, OR ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PURPOSES, HOWEVER, LESSOR SHALL EXTEND TO LESSEE ALL THE VENDOR'S WARRANTIES AND GUARANTIES BUT MAKES NO REPRESENTATION OR WARRANTIES ON ITS OWN BEHALF WITH RESPECI TO THE EQUIPMENT.



                               SECTION THIRTY-TWO
                               ------------------
                                     NOTICES
                                     -------

         Any notice to be given under this Lease shall be mailed to the party to be notified at the address set forth herein, by registered or curried mail with postage prepaid, and shall be deemed given when so made.



                              SECTION THIRTY-THREE
                              --------------------
                                 LIEN PROVISIONS
                                 ---------------

          Although this Equipment Lease is not intended to be a security agreement or in the nature of a security agreement, Lessor may file a financing statement or other documents for the purpose of establishing its prior claim to the Equipment leased hereunder, and Lessee will execute such financing statements or other appropriate documents as Lessor may from time to time render to it. Lessor and Lessee further agree that Lessor shall be entitled to a security interest in the Equipment should Lessee exercise its option to purchase the Equipment pursuant to Section Nine herein, such Equipment to constitute after acquired property under the Uniform Commercial Code.

         IN WITNES S WHEREOF, the parties have executed this Lease at 10/2/1998 the day and year first above-written.

WITNESSES:                                 LESSOR
                                           TRIPLE L, LTD.
                                           An Illinois corporation

______________________________             By: /s/ Vee Lacroix
                                               --------------------------------
                                           Its: President
                                               --------------------------------


                                           LESSEE
                                           ABLE LABORATORIES, INC.
/s/ Illegible
______________________________             By: /s/ Dhananjay G. Wadekar
                                               --------------------------------
                                           Its: President
                                               --------------------------------

                                  BILL OF SALE
                                  ------------

         Able Laboratories, Inc., a Delaware corporation, doing business as N/A ("Seller"), for and in consideration of the sum of Four Hundred and Sixty-Two Thousand (462,000) Dollars in lawful money of the United States, and other good and valuable consideration, paid by TRIPLE L, LTD., an Illinois corporation ("Purchaser"), the receipt whereof is hereby acknowledged, does hereby bargain, sell, assign, grant, transfer and convey unto Purchaser the following assets:

                All machinery, equipment, inventory of raw materials and work-in-process, furniture and fixtures as described in Exhibit A attached hereto, which were utilized in, or associated with the conduct or operation of the business of Seller 6-Hollywood Court-South Plainfield, N.J. 07080 ("the Premises"). Expressly excluded this purchase shall be:

                a. all accounts, accounts receivable, cash, cash equivalents, deposits, contract rights and claims relating to, or arising out of the business of Seller,

                b. any materials of a hazardous or toxic nature ("Hazardous Materials") located on or about the Premises; and

                c. any assets which are not owned by Seller, or which are leased by Seller.

                        Only the Seller's right, title and interest, if any, in the foregoing property is sold to die Purchaser.

         EXCEPT FOR WARRANTING TITLE, ALL OF TO ABOVE DESCRIBED ASSETS ARE HEREBY SOLD AS IS, WHERE IS, AND SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR OTHERWISE WITH RESPECT TO THE ABOVE-DESCRIBED ASSETS, ALL OF WHICH WARRANTS ARE EXPRESSLY EXCLUDED.

         Seller hereby agrees with Purchaser to sign, sell, execute and deliver, and to do or make or cause to be done or made, upon reasonable request by Purchaser (at Purchaser's expense), any and an agreements, instruments, papers, deeds, acts or other things, supplemental, confirmatory, or otherwise, as reasonably may be required by Purchaser for the purpose of or in connection with acquiring the above-described assets of Seller transferred, assigned, conveyed and granted or intended to be transferred, assigned, conveyed or granted, hereby or hereunder.


         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered on this day of 10/2/1998.



                                              ABLE LABORATORIES, INC.
                                              ---------------------------------

                                              _____________________corporation

                                              doing business as

                                                    N/A
                                              ---------------------------------

     _____________________________         By: /s/ Dhananjay G. Wadekar
                                               ---------------------------

                                           Its:    President
                                               ---------------------------

ACKNOWLEDGED AND AGREED TO THIS
DAY OF 10/2/1998

TRIPLE L, LTD.


By: /s/ Vee Lacroix
    ----------------------------

Its: President
    ----------------------------